UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

WII COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-115490	73-1662631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Lincoln Avenue SE
St. Cloud, Minnesota 56304
(Address of Principal executive offices, including  Zip Code)

(320) 252-1503
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01:  Change in Registrant’s Certifying Accountant.

On October 22, 2007, the Registrant engaged Grant Thornton, LLP (“Grant Thornton”) as its new principal accountants.  The decision to engage Grant Thornton was approved by the Registrant’s Board of Directors.

In deciding to engage Grant Thornton, the Registrant’s Board of Directors reviewed auditor independence issues and existing commercial relationships with Grant Thornton and concluded that Grant Thornton has no commercial relationship with the Registrant that would impair its independence.  During the years ended December 31, 2006 and 2005, and in the subsequent interim period through October 22, 2007, neither the Registrant nor anyone acting on its behalf has consulted with Grant Thornton on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WII COMPONENTS, INC.

	By	: /s/ Dale Herbst
Date: October 22, 2007	Dale Herbst,
Chief Financial Officer